UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

HOTH THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76019 - P34986 HOTH THERAPEUTICS, INC. 1177 AVENUE OF THE AMERICAS, 5TH FLOOR, SUITE 5066 NEW YORK, NY 10036 HOTH THERAPEUTICS, INC. 2025 Annual Meeting Vote by August 4, 2025 11:59 PM ET You invested in HOTH THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 5, 2025. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* August 5, 2025 12:00 p.m. Eastern time Virtually at: www.virtualshareholdermeeting.com/HOTH2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. Election of Directors to be elected for terms expiring in 2026: Nominees: Robb Knie 1a. For David Sarnoff 1b. For Wayne Linsley 1c. For Jeff Pavell 1d. For Chris Camarra 1e. For 2. Ratification of the appointment of WithumSmith+Brown, PC as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3 . Approval of an amendment of the Hoth Therapeutics, Inc . Amended and Restated 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder to 3 , 091 , 317 shares from 1 , 091 , 317 shares . 3 Years 4. Advisory vote on the frequency of advisory votes on named executive officer compensation. For 5. Approval, on an advisory basis, of the 2024 compensation of the company’s named executive officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V76020 - P34986